UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2004

GATX Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-8319 (Commission file number)	94-1661392 (I.R.S. employer identification number)

500 West Monroe Street,
Chicago, Illinois 60661-3676
(Address of principal executive offices)

Registrant’s telephone number, including area code (312) 621-6200

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On June 30, 2004, GATX Financial Corporation (GFC) sold substantially all the assets and related nonrecourse debt of its GATX Technology Services business (Technology) to CIT Technology Corporation and CIT Financial Limited. Filed herewith are the consolidated balance sheets of GFC and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder’s equity, comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003, in each case reclassified to present Technology as a discontinued operation.

Item 9.01    Financial Statements and Exhibits

23.1	Consent of Ernst & Young LLP.

99.1	Consolidated balance sheets of GFC and subsidiaries as of December 31, 2003 and 2002 and the related consolidated statements of income, changes in shareholder’s equity, comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX FINANCIAL CORPORATION
(Registrant)

/s/ Brian A. Kenney
Brian A. Kenney
Senior Vice President and Chief Financial Officer (Duly Authorized Officer)

Date: September 20, 2004